UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 21, 2011
Tops Holding Corporation
(Exact name of registrant as specified in its charter)

Delaware	333-168065	26-1252536

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6363 Main Street Williamsville, New York	14221

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (716) 635-5000
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition
On November 21, 2011, Tops Holding Corporation (the “Company”) issued a press release announcing results of operations for the Company’s third quarter ended October 8, 2011. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information contained under this Item 2.02 in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Furthermore, the information contained under this Item 2.02 in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits

99.1	Press release of Tops Holding Corporation dated November 21, 2011.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOPS HOLDING CORPORATION
Date: November 21, 2011	By:	/s/ Frank Curci
Frank Curci
President and Chief Executive Officer

EXHIBIT INDEX

99.1	Press release of Tops Holding Corporation dated November 21, 2011.